Remitly Reports Second Quarter 2022 Results
Active customers up 43% year over year
Send volume up 40% year over year
Revenue up 42% year over year
Raising 2022 revenue and Adjusted EBITDA outlook

SEATTLE, WA / August 3, 2022 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY), a leading digital financial services provider for immigrants and their families in over 170 countries around the world, reported results for the second quarter ended June 30, 2022.

“Our track record of delivering for our customers led to strong financial results in the second quarter,” said Matt Oppenheimer, Remitly’s Chief Executive Officer. “We are raising our revenue and Adjusted EBITDA outlook for 2022 as we expect continued progress on our strategic growth initiatives in the back half of 2022. The resilience of our customers in these volatile times is an inspiration and we plan to keep delivering a remittance and broader financial services experience that builds trust and peace of mind for our customers."

Second Quarter 2022 Highlights and Key Operating Data
(All comparisons relative to the second quarter of 2021)
•Active customers increased to 3.4 million, from 2.4 million, up 43%.
•Send volume increased to $7.0 billion, from $5.0 billion, up 40%.
•Revenue totaled $157.3 million, compared to $111.1 million, up 42%.
•Net loss was $38.2 million and Adjusted EBITDA was $(5.3) million.

2022 Financial Outlook
For fiscal year 2022, Remitly currently expects:
•Total revenue in the range of $625 million to $630 million, representing a growth rate of 36% to 37% year over year. This outlook reflects an increase from our prior outlook of $610 million to $620 million.
•Adjusted EBITDA in the range of $(35) million to $(30) million. This outlook reflects an increase at the midpoint from our prior outlook of $(40) million to $(30) million.

Reconciliation of GAAP to Non-GAAP Financial Measures:
A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this earnings release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

Note: All percentage changes described within this press release are calculated using amounts in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC"), for which revenue and active customers are presented in thousands and send volume is presented in millions. Rounding differences may occur when individually calculating percentages or totals from rounded amounts included within the press release body as compared to the amounts included with the Company's SEC filings.

Webcast Information
Remitly will host a webcast at 5:00 PM Eastern Time on Wednesday, August 3, 2022 to discuss its second quarter 2022 financial results. The live webcast and investor presentation will be accessible on Remitly’s website at https://ir.remitly.com/. A webcast replay will be available on our website at https://ir.remitly.com/ following the live event.

We have used, and intend to continue to use, the Investor Relations section of our website at https://ir.remitly.com as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

Non-GAAP Financial Measures
Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP").
We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

We calculate Adjusted EBITDA as net loss adjusted by (i) interest expense, net; (ii) provision for income taxes; (iii) noncash charge of depreciation and amortization; (iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, and (v) noncash stock-based compensation expense, net, as well as noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, as well as (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2022 to be filed with the SEC, and within our annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly
Remitly is a leading digital financial services provider for immigrants and their families in over 170 countries around the world. Remitly helps immigrants send money home in a safe, reliable and transparent manner. Its digitally native, cross-border remittance app eliminates the long wait times, complexities and fees typical of traditional remittance processes. Building on its strong foundation, Remitly is expanding its suite of products to further its mission and transform financial services for immigrants all around the world. Founded in 2011, Remitly is headquartered in Seattle and has several global offices, including London, Cork, Krakow, Singapore, Manila and Managua.

Contacts

Media:
Adam Cormier
adamc@remitly.com

Investor Relations:
Stephen Shulstein
stephens@remitly.com

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2022	2021	2022	2021
Revenue	$157,255	$111,050	$293,269	$202,106
Costs and expenses
Transaction expenses(1)	60,826	46,505	117,089	87,615
Customer support and operations(1) (2)	16,855	11,799	30,725	20,430
Marketing(1) (2)	43,849	26,158	84,470	52,274
Technology and development(1) (2)	36,083	15,198	59,658	26,842
General and administrative(1) (2)	37,509	12,008	60,851	22,890
Depreciation and amortization	1,510	1,326	3,027	2,571
Total costs and expenses	196,632	112,994	355,820	212,622
Loss from operations	(39,377)	(1,944)	(62,551)	(10,516)
Interest income	439	5	475	10
Interest expense	(332)	(277)	(645)	(536)
Other income, net	1,687	1,222	2,356	2,648
Loss before provision for income taxes	(37,583)	(994)	(60,365)	(8,394)
Provision for income taxes	662	454	1,190	824
Net loss attributable to common stockholders	$(38,245)	$(1,448)	$(61,555)	$(9,218)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.23)	$(0.06)	$(0.37)	$(0.40)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	166,498,333	23,717,827	165,450,862	23,216,865

(1) Exclusive of depreciation and amortization, shown separately, above.
(2) Includes stock-based compensation expense, net. The condensed consolidated financial statements for the three and six months ended June 30, 2022 include an adjustment of $6.3 million to stock-based compensation expense and additional paid-in capital, to correct for an error identified by management during the preparation of the financial statements for the three and six months ended June 30, 2022. This adjustment relates to the understatement of stock-based compensation expense during prior periods, of which $1.9 million relates to the three months ended March 31, 2022, and the remaining $4.4 million amount relates to prior annual fiscal periods. Management has determined that this error was not material to the historical financial statements in any individual period or in the aggregate and did not result in the previously issued financial statements being materially misstated. Substantially all of the cumulative adjustment was related to share-based compensation for personnel who support our general and administrative functions and was recorded to General and administrative expenses in the three months ended June 30, 2022. The Company is also evaluating the implications to its internal controls over financial reporting arising from this error. Additional information will be included in the Company’s future filing of its 10-Q.

Stock-based Compensation Expense, net:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Customer support and operations	$277	$29	$370	$37
Marketing	2,765	436	3,797	721
Technology and development	13,649	1,234	17,721	1,824
General and administrative	15,850	1,004	20,247	1,643
Total	$32,541	$2,703	$42,135	$4,225

REMITLY GLOBAL, INC.
Condensed Consolidated Balance Sheets
(unaudited)

	June 30,	December 31,
(in thousands)	2022	2021
Assets
Current assets
Cash and cash equivalents	$429,709	$403,262
Disbursement prefunding	159,500	119,627
Customer funds receivable, net	95,209	67,215
Prepaid expenses and other current assets	19,680	17,448
Total current assets	704,098	607,552
Restricted cash	51	51
Property and equipment, net	10,237	9,249
Operating lease right-of-use assets	10,146	5,302
Other noncurrent assets, net	3,578	3,510
Total assets	$728,110	$625,664
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,459	$1,210
Customer liabilities	129,694	70,483
Accrued expenses and other current liabilities	113,998	66,683
Operating lease liabilities	2,726	3,240
Total current liabilities	251,877	141,616
Operating lease liabilities, noncurrent	7,933	2,907
Other noncurrent liabilities	1,075	813
Total liabilities	$260,885	$145,336
Commitments and contingencies
Stockholders' equity
Common stock	$17	$16
Additional paid-in capital	789,221	739,503
Accumulated other comprehensive (loss) income	(1,014)	253
Accumulated deficit	(320,999)	(259,444)
Total stockholders' equity	467,225	480,328
Total liabilities and stockholders' equity	$728,110	$625,664

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Six Months Ended June 30,
(in thousands)	2022	2021
Cash flows from operating activities
Net loss	$(61,555)	$(9,218)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,027	2,571
Stock-based compensation expense, net	42,135	4,225
Other	179	(38)
Changes in operating assets and liabilities:
Disbursement prefunding	(39,873)	50,310
Customer funds receivable	(29,868)	(8,863)
Prepaid expenses and other assets	(2,687)	(5,527)
Operating lease right-of-use assets	1,743	1,336
Accounts payable	4,317	1,845
Customer liabilities	60,279	17,376
Accrued expenses and other liabilities	50,395	7,937
Operating lease liabilities	(2,062)	(1,678)
Net cash provided by operating activities	26,030	60,276
Cash flows from investing activities
Purchases of property and equipment	(1,492)	(671)
Capitalized internal-use software costs	(1,688)	(1,581)
Net cash used in investing activities	(3,180)	(2,252)
Cash flows from financing activities
Proceeds from issuance of Series F convertible preferred stock, net of issuance costs	—	2,980
Proceeds from exercise of stock options	4,467	4,374
Taxes paid related to net share settlement of equity awards	(30)	—
Repayments of revolving credit facility borrowings, net	—	(80,000)
Net cash provided by (used in) financing activities	4,437	(72,646)
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	(840)	181
Net increase in cash, cash equivalents and restricted cash	26,447	(14,441)
Cash, cash equivalents, and restricted cash at beginning of period	403,313	188,075
Cash, cash equivalents, and restricted cash at end of period	$429,760	$173,634
Supplemental disclosure of cash flow information
Cash paid for interest	$465	$497
Cash paid for income taxes	829	93
Supplemental disclosure of non-cash investing and financing activities
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$6,932	$251
Vesting of early exercised options	393	101
Non-cash issuance shares through Employee Stock Purchase Plan	1,882	—
IPO costs incurred but not yet paid	—	1,231
Stock compensation capitalized to internal-use software	900	—
Reconciliation of cash, cash equivalents and restricted cash
Cash and cash equivalents	$429,709	$173,363
Restricted cash	51	271
Total cash, cash equivalents and restricted cash	$429,760	$173,634

REMITLY GLOBAL, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

Reconciliation of net loss to Adjusted EBITDA:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Net loss	$(38,245)	$(1,448)	$(61,555)	$(9,218)
Add:
Interest expense, net	(107)	272	170	526
Provision for income taxes	662	454	1,190	824
Depreciation and amortization	1,510	1,326	3,027	2,571
Foreign exchange (gain) loss	(1,687)	(1,222)	(2,356)	(2,648)
Stock-based compensation expense, net	32,541	2,703	42,135	4,225
Adjusted EBITDA	$(5,326)	$2,085	$(17,389)	$(3,720)

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Customer support and operations	$16,855	$11,799	$30,725	$20,430
Excluding: Stock-based compensation expense, net	277	29	370	37
Non-GAAP customer support and operations	$16,578	$11,770	$30,355	$20,393

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Marketing	$43,849	$26,158	$84,470	$52,274
Excluding: Stock-based compensation expense, net	2,765	436	3,797	721
Non-GAAP marketing	$41,084	$25,722	$80,673	$51,553

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Technology and development	$36,083	$15,198	$59,658	$26,842
Excluding: Stock-based compensation expense, net	13,649	1,234	17,721	1,824
Non-GAAP technology and development	$22,434	$13,964	$41,937	$25,018

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
General and administrative	$37,509	$12,008	$60,851	$22,890
Excluding: Stock-based compensation expense, net	15,850	1,004	20,247	1,643
Non-GAAP general and administrative	$21,659	$11,004	$40,604	$21,247